Exhibit 23.1
Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1)	Registration Statement Form S-3 (File No. 333-170609) of Limelight Networks, Inc.

(2)	Registration Statement (Form S-8 No. 333-147830) pertaining to the Amended and Restated 2003 Incentive Compensation Plan and the 2007 Equity Incentive Plan

(3)	Registration Statement (Form S-8 No. 333-159132) pertaining to the 2007 Equity Incentive Plan

(4)	Registration Statement (Form S-8 No. 333-165436) pertaining to the 2007 Equity Incentive Plan

(5)	Registration Statement (Form S-8 No. 333-176760) pertaining to the 2007 Equity Incentive Plan

(6)	Registration Statement (Form S-8 No. 333-181280) pertaining to the 2007 Equity Incentive Plan

(7)	Registration Statement (Form S-8 No. 333-187052) pertaining to the 2007 Equity Incentive Plan

(8)	Registration Statement (Form S-8 No. 333-190572) pertaining to the 2013 Employee Stock Purchase Plan

(9)	Registration Statement (Form S-8 No. 333-194143) pertaining to the 2007 Equity Incentive Plan

(10)	Registration Statement (Form S-8 No. 333-202144) pertaining to the 2007 Equity Incentive Plan

(11)	Registration Statement (Form S-8 No. 333-209537) pertaining to the 2007 Equity Incentive Plan

(12)	Registration Statement (Form S-8 No. 333-216142) pertaining to the Amended and Restated 2007 Equity Incentive Plan

(13)	Registration Statement Form S-3 (File No. 333-222900) of Limelight Networks, Inc.

(14)	Registration Statement (Form S-8 No. 333-222942) pertaining to the Amended and Restated 2007 Equity Incentive Plan

(15)	Registration Statement (Form S-8 No. 333-229475) pertaining to the Amended and Restated 2007 Equity Incentive Plan

(16)	Registration Statement (Form S-8 No. 333-231194) pertaining to the 2013 Employee Stock Purchase Plan, As Amended;

of our reports dated January 30, 2020, with respect to the consolidated financial statements and schedule of Limelight Networks, Inc., and the effectiveness of internal control over financial reporting of Limelight Networks, Inc., included in this Annual Report (Form 10-K) for the year ended December 31, 2019.

/s/ Ernst & Young LLP
Phoenix, Arizona
January 30, 2020